[LOGO] M F S(SM)                                                 Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                             September 30, 1997



MFS(R) RESEARCH FUND

[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Director of Research ................................  2
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio Concentration ...................................................  8
Tax Form Summary ..........................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 28.72%, CLASS B SHARES 27.88%, CLASS C SHARES 27.87%, AND CLASS I SHARES 29.06%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o ALMOST ALL OF THE FUND'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK OCCURRED IN THE FIRST TWO QUARTERS OF ITS FISCAL YEAR, WHEN MOST OF THE RETURNS FROM THE STANDARD & POOR'S 500 COMPOSITE INDEX CAME FROM THE BIGGEST COMPANIES IN THE INDEX, NOT THE BROADER MARKET IN WHICH THE FUND INVESTS.

   o TECHNOLOGY AND FINANCIAL SERVICES REPRESENT THE LARGEST SECTORS IN THE FUND. TECHNOLOGY IS LED BY THE EVER- INCREASING DEMAND FOR INFORMATION AND PRODUCTIVITY, WHILE FINANCIAL SERVICES COMPANIES, PARTICULARLY IN INSURANCE, HAVE BENEFITED FROM RESTRUCTURINGS AND CONSOLIDATIONS.

   o STOCKS THAT HAVE MADE GREATER-THAN- EXPECTED CONTRIBUTIONS TO PERFORMANCE INCLUDE COMPAQ COMPUTER, COLGATE- PALMOLIVE, AND SMALL-COMPANY STOCKS SUCH AS EARTHGRAINS, A BREAD BAKERY COMPANY.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. Although the economy appears to be in a modest lull, the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
Chairman and President

October 15, 1997

A DISCUSSION WITH THE DIRECTOR OF RESEARCH

[Photo of Kevin R. Parke]
      Kevin R. Parke

For the 12 months ended September 30, 1997, Class A shares of the Fund provided a total return of 28.72%, Class B shares 27.88%, Class C shares 27.87%, and Class I shares 29.06%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 40.45% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

Q. WHAT DO YOU SEE AS SOME REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST
   YEAR?
A. There were two reasons for the underperformance. The fourth quarter of 1996 and the first quarter of 1997 were particularly narrow in the marketplace, with the largest-capitalized stocks in the S&P 500 leading the other indices by a wide margin. While the S&P 500 was up about 40%, the Russell 2000 Total Return Index (the Russell 2000) was up 31%, and the NASDAQ industrials were up 24%. (The Russell 2000 is comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.) So most of the returns in those two quarters came from the largest companies in the S&P 500, which outperformed the average stock by about 50%. By its nature, MFS(R) Research Fund is more diversified because it includes the best ideas of the analysts across all market capitalizations. For the past two quarters, the S&P 500 was up 26.3%, and the Research Fund was closer, up 26.1%; so it was the first six months that created the gap. Second, a few of the industry groups in the Fund underperformed, and some stocks did not meet earnings expectations.

Q. IN THE LAST REPORT, FINANCIAL SERVICES AND TECHNOLOGY WERE THE TWO LARGEST SECTORS IN THE FUND. HAS THAT CHANGED? WHY DO THE ANALYSTS THINK THESE SECTORS ARE STILL ATTRACTIVE?
A. Yes, they're still the largest sectors. Our attraction to the technology industry is being driven by the future demand we see for technology, including the need to get information faster, to manipulate it better, and to use it as a competitive tool. The demand for technology, not only in this country but around the world, has been tremendous, and we see that trend continuing for the next three to five years. Technology is now 21% of the portfolio, with names like Compaq Computer, Intel, Oracle Systems, and Microsoft among the top 10 holdings. The key is to find companies that are adding value and can sustain profit growth, not just the ones that have had onetime increases in earnings. Financial services is being driven by the insurance weighting. The Fund has 18% of its assets in financial services, and about half of that is in insurance, almost triple the insurance weighting for the S&P 500.

Q. WHY DOES INSURANCE LOOK SO GOOD?
A. We think there are more opportunities for significant restructurings and consolidations in this business. One of the analysts' top picks is Conseco. The company is growing its earnings by consolidating a very fragmented life insurance business, cutting costs, and adding value. Equitable of Iowa, which was another of our top insurance positions, was bought out by ING Barings this year, and we think there will be more buyouts of insurance companies in the future. Also, the industry's profit growth looks good because companies are more capital focused than they were two years ago; that is, they're buying back stock and shedding losing operations. Their earnings growth also looks good. The greatest beneficiary of restructuring we own is CIGNA, which is in every aspect of insurance: property casualty, life, and health. CIGNA was up 43% over the past year, and the analysts think it will continue to restructure and perform well.

Q. ANY OTHER SECTORS THE FUND IS EMPHASIZING NOW, AND WHY?
A. Retailing is now a top five sector. Our weighting is about three percentage points higher than that of the S&P 500. Here, the emphasis has been on the drug store industry, with companies like Rite Aid and CVS. We've seen a big consolidation in that industry, driven mainly by health maintenance organizations (HMOs) that only want to deal with certain pharmacies, with the result that the big are getting bigger. That, combined with drug usage, which is going up as the population gets older, is also helping this business. Getting back to financial services, the Fund holds companies like Tyco International, which just bought ADT, as well as AccuStaff and First Data in the processing area. At the same time, aerospace has been cut back. It used to comprise 8% or 9% of the portfolio; now it's 4% to 5% because consolidation in that industry has occurred so quickly there just aren't as many companies to buy.

Q. WHAT ABOUT INDIVIDUAL STOCKS? COULD YOU TALK ABOUT SOME OF THE FUND'S TOP HOLDINGS, AND WHY THEY PERFORMED WELL?
A. Compaq Computer went up 184%, driven by good margins, higher valuations, and better utilization of its working capital. Microsoft was up 97%. Both of these companies are benefiting from the growth in demand for technology. Colgate-Palmolive, which was up 62%, dominates in Latin America, where it has its greatest foreign exposure. We've also seen good performance from several small stocks, like Earthgrains, a bread bakery company that was up 131% in the past 12 months.

Q. NOW, WHAT ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Advanta, a credit card company, is down about 40% because of credit card losses that exceeded expectations. This is a fallout of the heavy consumer debt load, which most of the other companies have gotten through pretty well. There have also been earnings disappointments at St. Jude Medical, Gymboree, and Wisconsin Central Transportation.

Q. HAVE THERE BEEN ANY CHANGES IN THE SYSTEM OF USING THE TEAM OF MFS RESEARCH ANALYSTS TO SELECT STOCKS FOR THE FUND?
A. We now have 30 analysts, a strong increase over 12 months ago when we had 24. We have hired people to cover international as well as domestic markets. It means we can cover more companies and do more in-depth research. Most of the value added to the Fund in the past five years has been from stock, not industry, selection. So if you want the best stocks in each industry group, it follows that the more people you have with in-depth, specialized information, the better your numbers should be.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE, AND HOW MIGHT THIS AFFECT SOME OF THE ANALYSTS' INVESTMENT DECISIONS?
A. The economy seems to be showing signs of slowing. Consumer demand is down, while auto and retail sales are weak. We expect the economy to stay relatively weak, with little or no acceleration. This could cause more earnings disappointments, so you have to be increasingly selective about what stocks you own. If earnings risk increases in the next 12 months, more homework will be needed.

/s/ Kevin R. Parke
    Kevin R. Parke
Director of Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

FUND FACTS

  OBJECTIVE:         THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM
                     GROWTH OF CAPITAL AND FUTURE INCOME.

   COMMENCEMENT OF INVESTMENT OPERATIONS:  OCTOBER 13, 1971

  CLASS INCEPTION:   CLASS A    OCTOBER 13, 1971
                     CLASS B    SEPTEMBER 7, 1993
                     CLASS C    JANUARY 3, 1994
                     CLASS I    JANUARY 2, 1997

  SIZE:              $4.5 BILLION NET ASSETS AS OF SEPTEMBER 30, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Research Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 5-year period ended September 30, 1997)

Period          MFS Research         Consumer Price             S&P 500
  End          Fund - Class A         Index - U.S.          Composite Index
  ---          --------------         ------------          ---------------
9/30/92           $ 9,427               $10,000                 $10,000
9/30/93            12,092                10,269                  11,300
9/30/94            13,026                10,573                  11,717
9/30/95            16,217                10,842                  15,202
9/30/96            20,521                11,168                  18,293
9/30/97            26,414                11,401                  25,692

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended September 30, 1997)

Period          MFS Research         Consumer Price             S&P 500
  End          Fund - Class A         Index - U.S.          Composite Index
  ---          --------------         ------------          ---------------
9/30/87           $ 9,421               $10,000                 $10,000
9/30/89            10,100                10,870                  11,656
9/30/91            11,400                11,931                  13,876
9/30/93            16,347                12,618                  17,413
9/30/95            21,922                13,322                  23,425
9/30/97            35,707                14,009                  39,590

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 1997

                                                                     1 Year          3 Years          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class A) including 5.75% sales
  charge (SEC results)                                              +21.32%          +24.09%          +21.44%          +13.57%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class A) at net asset value                      +28.72%          +26.57%          +22.88%          +14.25%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class B) with CDSC (SEC results)                 +23.88%          +25.02%          +21.99%          +13.92%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class B) at net asset value                      +27.88%          +25.66%          +22.17%          +13.92%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class C) with CDSC (SEC results)                 +26.87%          +25.70%          +22.23%          +13.95%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class C) at net asset value                      +27.87%          +25.70%          +22.23%          +13.95%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class I) at net asset value                      +29.06%          +26.68%          +22.95%          +14.28%
-----------------------------------------------------------------------------------------------------------------------------------
Average growth fund*                                                +33.52%          +24.84%          +18.62%          +13.19%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                             +40.45%          +29.92%          +20.77%          +14.75%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index+**                                             + 2.10%          + 2.55%          + 2.66%          + 3.43%
-----------------------------------------------------------------------------------------------------------------------------------
 *  Source: Lipper Analytical Services, Inc.
**  Source: CDA/Wiesenberger.
 +  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1997

TOP 10 HOLDINGS

COMPAQ COMPUTER CORP.                     HFS, INC.
Personal computer company                 Franchiser of hotels and real estate
                                          companies
TYCO INTERNATIONAL LTD.
Manufacturer of fire protection,          UNITED TECHNOLOGIES CORP.
packaging, and electronic equipment       Aerospace, defense, and building
                                          equipment company
MICROSOFT CORP.
Computer software and systems company     ORACLE SYSTEMS CORP.
                                          Developer and manufacturer of
INTEL CORP.                               database software
Semiconductor manufacturer
                                          PHILIP MORRIS COS., INC.
COLGATE-PALMOLIVE CO.                     Tobacco, food, and beverage
Cosmetics and toiletries company          conglomerate

                                          BRISTOL-MYERS SQUIBB CO.
                                          Pharmaceutical products company

LARGEST SECTORS

          Other Sectors                       30.4%
          Technology                          21.3%
          Financial Services                  18.1%
          Consumer Staples                    12.7%
          Health Care                          9.1%
          Retailing                            8.4%

For a more complete breakdown, refer to the Portfolio of Investments.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $44,731,747 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED SEPTEMBER 30, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 30.41%.

PORTFOLIO OF INVESTMENTS - September 30, 1997

Stocks - 96.5%

--------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES               VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 88.2%
  Aerospace - 3.3%
    Lockheed-Martin Corp.                                            603,400       $  64,337,525
    United Technologies Corp.                                      1,041,700          84,377,700
                                                                                   -------------
                                                                                   $ 148,715,225
--------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Case Corp.                                                       429,300       $  28,602,113
--------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.8%
    Reebok International Ltd.                                        776,200       $  37,791,238
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.5%
    BankBoston Corp.                                                 285,520       $  25,250,675
    Chase Manhattan Corp.                                            538,904          63,590,672
    Comerica, Inc.                                                   496,500          39,192,469
    Fleet/Norstar Financial Group, Inc.                              437,600          28,690,150
    PNC Bank Corp.                                                   515,200          25,148,200
    Wells Fargo & Co.                                                 87,300          24,007,500
                                                                                   -------------
                                                                                   $ 205,879,666
--------------------------------------------------------------------------------------------------
  Building - 0.9%
    Newport News Shipbuilding, Inc.                                1,683,500       $  39,667,469
--------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Sun Microsystems, Inc.*                                          257,100       $  12,035,494
--------------------------------------------------------------------------------------------------
  Business Services - 1.5%
    AccuStaff, Inc.*                                                 762,400       $  24,015,600
    First Data Corp.                                               1,204,300          45,236,519
                                                                                   -------------
                                                                                   $  69,252,119
--------------------------------------------------------------------------------------------------
  Chemicals - 3.4%
    Air Products & Chemicals, Inc.                                   783,400       $  64,973,237
    duPont (E. I.) de Nemours & Co., Inc.                          1,178,600          72,557,562
    Ferro Corp.                                                      366,600          13,999,538
                                                                                   -------------
                                                                                   $ 151,530,337
--------------------------------------------------------------------------------------------------
  Computer Hardware - 2.5%
    Compaq Computer Corp.*                                         1,507,500       $ 112,685,625
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.9%
    Adobe Systems, Inc.                                              655,000       $  32,995,625
    Electronic Arts, Inc.*                                           935,900          36,149,137
    Microsoft Corp.*                                                 799,100         105,730,919
                                                                                   -------------
                                                                                   $ 174,875,681
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.5%
    BMC Software, Inc.*                                              670,700       $  43,427,825
    Cadence Design Systems, Inc.*                                    858,875          45,949,812
    Computer Associates International, Inc.                          768,050          55,155,591
    Compuware Corp.*                                                 595,400          36,021,700
    Oracle Systems Corp.*                                          2,251,188          82,027,645
    Sybase, Inc.*                                                    531,900           9,574,200
    Synopsys, Inc.*                                                  551,000          23,417,500
                                                                                   -------------
                                                                                   $ 295,574,273
--------------------------------------------------------------------------------------------------
  Construction Services - 0.4%
    Champion International Corp.                                     293,600       $  17,891,250
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 10.2%
    Clorox Co.                                                       253,700       $  18,805,512
    Colgate-Palmolive Co.                                          1,369,200          95,416,125
    Gillette Co.                                                     777,100          67,073,444
    Philip Morris Cos., Inc.                                       1,961,600          81,529,000
    Procter & Gamble Co.                                             885,400          61,147,937
    Revlon, Inc., "A"*                                               564,800          27,992,900
    Tyco International Ltd.*                                       1,364,765         111,996,028
                                                                                   -------------
                                                                                   $ 463,960,946
--------------------------------------------------------------------------------------------------
  Containers - 0.6%
    Stone Container Corp.                                          1,858,400       $  28,921,350
--------------------------------------------------------------------------------------------------
  Electronics - 3.1%
    Analog Devices, Inc.*                                            592,100       $  19,835,347
    Intel Corp.                                                    1,071,800          98,940,537
    Teradyne, Inc.*                                                  391,600          21,072,975
                                                                                   -------------
                                                                                   $ 139,848,859
--------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Calenergy, Inc.                                                  137,100       $   4,558,575
--------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Clear Channel Communications, Inc.*                              421,800       $  27,364,275
    Jacor Communications, Inc., "A"*                                 521,000          23,021,688
                                                                                   -------------
                                                                                   $  50,385,963
--------------------------------------------------------------------------------------------------
  Financial Institutions - 3.9%
    Advanta Corp.,"B"                                                693,700       $  18,903,325
    American Express Co.                                             308,600          25,266,625
    Associates First Capital Corp., "A"                              374,900          23,337,525
    Federal National Mortgage Assn.                                  705,600          33,163,200
    Franklin Resources, Inc.                                         294,850          27,457,906
    Morgan Stanley, Dean Witter, Discover and Co.                    331,800          17,937,938
    Union Planters Corp.                                             544,637          30,431,592
                                                                                   -------------
                                                                                   $ 176,498,111
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.5%
    Coca-Cola Co.                                                  1,205,500       $  73,460,156
    Earthgrains Co.                                                  393,900          16,937,700
    McCormick & Co., Inc.                                            974,800          23,456,125
                                                                              ------------------
                                                                                   $ 113,853,981
--------------------------------------------------------------------------------------------------

  Forest and Paper Products - 1.3%
    Kimberly-Clark Corp.                                           1,224,700       $  59,933,756
--------------------------------------------------------------------------------------------------
  Insurance - 8.5%
    Allstate Corp.                                                   424,810       $  34,144,104
    Chubb Corp.                                                      448,600          31,878,637
    CIGNA Corp.                                                      402,400          74,947,000
    Conseco, Inc.                                                  1,595,500          77,880,344
    Frontier Insurance Group, Inc.                                   308,800          11,734,400
    Hartford Financial Services Group, Inc.                          527,100          45,363,544
    Lincoln National Corp.                                           271,700          18,917,112
    PennCorp Financial Group, Inc.                                   577,815          17,912,265
    Reliastar Financial Corp.                                        684,752          27,261,689
    Travelers Group, Inc.                                            671,000          45,795,750
                                                                                   -------------
                                                                                   $ 385,834,845
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    Boston Scientific Corp.*                                         500,600       $  27,626,862
    Bristol-Myers Squibb Co.                                         982,300          81,285,325
    Uromed Corp.*++                                                1,496,800           9,916,300
                                                                                   -------------
                                                                                   $ 118,828,487
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.0%
    Cardinal Health, Inc.                                            334,600       $  23,756,600
    HBO & Co.                                                      1,383,200          52,215,800
    HEALTHSOUTH Corp.*                                               254,500           6,791,969
    Horizon CMS Healthcare Corp.*                                  1,177,600          26,348,800
    Medpartners, Inc.*                                               553,300          11,861,369
    St. Jude Medical, Inc.*                                          803,950          28,188,497
    Tenet Healthcare Corp.*                                          819,030          23,854,248
    United Healthcare Corp.                                        1,559,600          77,980,000
    Vencor, Inc.*                                                    557,200          22,984,500
                                                                                   -------------
                                                                                   $ 273,981,783
--------------------------------------------------------------------------------------------------
  Office Equipment - 0.4%
    Office Depot, Inc.*                                              810,800       $  16,368,025
--------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    Baker Hughes, Inc.                                               819,000          35,831,250
    Burlington Resources                                             469,900          24,111,744
                                                                                   -------------
                                                                                   $  59,942,994
--------------------------------------------------------------------------------------------------
  Oils - 1.0%
    Apache Corp.                                                     276,300       $  11,846,363
    Chevron Corp.                                                    291,200          24,224,200
    Enron Oil & Gas Co.                                              452,200          10,061,450
                                                                                   -------------
                                                                                   $  46,132,013
--------------------------------------------------------------------------------------------------
  Pollution Control - 1.0%
    Browning Ferris Industries, Inc.                                 701,100       $  26,685,619
    Waste Management, Inc.                                           580,600          20,284,712
                                                                                   -------------
                                                                                   $  46,970,331
--------------------------------------------------------------------------------------------------
  Railroads - 1.9%
    Burlington Northern Santa Fe Railway Co.                         458,990       $  44,349,909
    Wisconsin Central Transportation Corp.*                        1,356,100          43,140,931
                                                                                   -------------
                                                                                   $  87,490,840
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.6%
    HFS, Inc.*                                                     1,134,400       $  84,441,900
    Hilton Hotels Corp.                                            1,091,600          36,773,275
    Host Marriott Corp.*                                           1,560,300          35,496,825
    Promus Hotel Corp.*                                              185,450           8,310,478
                                                                                   -------------
                                                                                   $ 165,022,478
--------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Estee Lauder Cos., "A"*                                          221,400       $  10,239,750
--------------------------------------------------------------------------------------------------
  Stores - 4.5%
    AnnTaylor Stores Corp.*                                          617,370       $   9,183,379
    CVS Corp.                                                        796,800          45,318,000
    Gymboree Corp.*                                                  960,400          24,970,400
    Hollywood Entertainment Corp.*                                   349,900           4,570,569
    Home Depot, Inc.                                                 852,500          44,436,562
    Lowes Co., Inc.                                                  541,500          21,050,813
    Meyer (Fred), Inc.                                                51,200           2,726,400
    Rite Aid Corp.                                                   905,050          50,173,709
                                                                                   -------------
                                                                                   $ 202,429,832
--------------------------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Safeway, Inc.*                                                 1,006,300       $  54,717,563
--------------------------------------------------------------------------------------------------
  Telecommunications - 3.2%
    Aspect Telecommunications Corp.*                               2,245,900       $  52,497,912
    Intermedia Communications, Inc.*                                 267,100          12,537,006
    Lucent Technologies, Inc.                                        387,000          31,492,125
    Nextlink Communications, Inc.                                     19,000             456,000
    WorldCom, Inc.*                                                1,313,500          46,465,063
                                                                                   -------------
                                                                                   $ 143,448,106
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.4%
    Brooks Fiber Properties, Inc.*                                   327,200      $   15,276,150
    MCI Communications Corp.                                         273,700           8,039,937
    Sprint Corp.                                                     821,100          41,055,000
                                                                                  --------------
                                                                                  $   64,371,087
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $4,008,240,165
--------------------------------------------------------------------------------------------------
Foreign Stocks - 8.3%
  France
    Union des Assurances Federales SA (Insurance)                      8,620      $      919,051
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.5%
    Wharf Holdings Ltd. (Real Estate)                              5,988,000      $   22,055,600
--------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Gucci Group Designs NV (Apparel and Textiles)                    456,700      $   21,407,813
--------------------------------------------------------------------------------------------------
  Japan - 2.7%
    Canon, Inc. (Special Products and Services)                    1,519,000      $   44,605,739
    Sankyo Co. Ltd. (Medical and Health Products)                    221,000           7,684,684
    Sony Corp. (Electronics)                                         484,000          45,899,656
    TDK Corp. (Special Products and Services)                        265,000          23,808,315
                                                                                  --------------
                                                                                  $  121,998,394
--------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Companhia Cerveja Ria Brahma (Broadcasting)                    1,307,800      $   20,107,425
--------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Skandia Foersaekrings AB (Insurance)                             499,000      $   22,353,617
--------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Pharmaceuticals)                                     32,186      $   49,499,848
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    British Petroleum PLC, ADR (Oil and Gas)                         703,058      $   63,846,455
    Jarvis Hotels PLC (Restaurants and Lodging)*+                  7,234,295          17,507,717
    Kwik-Fit Holdings PLC (Retail)                                 4,596,600          23,769,019
    Storehouse PLC (Retail)*                                       2,626,700          10,721,927
                                                                                  --------------
                                                                                  $  115,845,118
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                              $  374,186,866
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,484,584,362)                                    $4,382,427,031
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.3%
--------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Associates Corp., of North America, due 10/01/97                 $10,000      $   10,000,000
    Federal Farm Credit Bank, due 10/15/97                             6,950           6,935,513
    Federal Home Loan Bank, due 10/08/97                              10,660          10,648,766
    Federal Home Loan Mortgage Corp.,
      due 10/02/97 - 10/31/97                                         77,350          76,516,074
    Federal National Mortgage Assn.,
      due 10/16/97 - 11/24/97                                         28,325          28,162,404
    Goldman Sachs Group LP, due 11/14/97                               8,230           8,174,475
    Tennessee Valley Authority, due 10/28/97                           9,400           9,362,142
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                   $  149,799,374
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,634,383,736)                               $4,532,226,405

Other Assets, Less Liabilities - 0.2%                                                  8,961,037
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $4,541,187,442
--------------------------------------------------------------------------------------------------

 *Non-income producing security.
 +Restricted security.
++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers (identified cost, $3,621,277,633)   $4,522,310,105
    Affiliated issuer (identified cost, $13,106,103)              9,916,300
                                                             --------------
      Total investments, at value (identified cost,
        $3,634,383,736)                                      $4,532,226,405
  Cash                                                              133,497
  Receivable for Fund shares sold                                21,506,100
  Receivable for investments sold                                18,326,331
  Dividends and interest receivable                               5,032,819
  Other assets                                                       20,395
                                                             --------------
      Total assets                                           $4,577,245,547
                                                             --------------
Liabilities:
  Payable for Fund shares reacquired                         $   11,012,244
  Payable for investments purchased                              23,925,350
  Payable to affiliates -
    Management fee                                                  125,465
    Shareholder servicing agent fee                                  48,261
    Distribution fee                                                252,549
    Administrative fee                                                3,082
  Accrued expenses and other liabilities                            691,154
                                                             --------------
      Total liabilities                                      $   36,058,105
                                                             --------------
Net assets                                                   $4,541,187,442
                                                             ==============
Net assets consist of:
  Paid-in capital                                            $3,465,031,468
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                897,836,609
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               179,309,876
  Accumulated undistributed net investment loss                    (990,511)
                                                             --------------
      Total                                                  $4,541,187,442
                                                             ==============
Shares of beneficial interest outstanding                     202,598,800
                                                              ===========
Class A shares:
  Net asset value per share
    (net assets of $2,201,849,422 / 97,059,972 shares of
    beneficial interest outstanding)                             $22.69
                                                                 ======
  Offering price per share (100 / 94.25)                         $24.07
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,860,129,557 / 83,947,722 shares of
    beneficial interest outstanding)                             $22.16
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $459,808,617 / 20,738,347 shares of
    beneficial interest outstanding)                             $22.17
                                                                 ======
Class I shares:
  Net asset value per share (net assets of $19,399,846 / 852,759
  shares of beneficial interest outstanding)                     $22.75
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                   $   5,091,516
    Dividends                                                                     29,939,818
    Foreign taxes withheld                                                          (518,749)
                                                                               -------------
      Total investment income                                                  $  34,512,585

  Expenses -
    Management fee                                                             $  10,295,600
    Trustees' compensation                                                            56,705
    Shareholder servicing agent fee                                                3,280,404
    Shareholder servicing agent fee (Class A)                                        361,223
    Shareholder servicing agent fee (Class B)                                        413,163
    Shareholder servicing agent fee (Class C)                                         63,488
    Distribution and service fee (Class A)                                         5,323,018
    Distribution and service fee (Class B)                                        12,220,376
    Distribution and service fee (Class C)                                         2,851,761
    Administrative fee                                                               252,317
    Custodian fee                                                                    541,158
    Postage                                                                          432,494
    Printing                                                                         151,466
    Auditing fees                                                                     42,382
    Legal fees                                                                        22,662
    Miscellaneous                                                                  2,819,770
                                                                               -------------
      Total expenses                                                           $  39,127,987
    Fees paid indirectly                                                             (94,621)
                                                                               -------------
      Net expenses                                                             $  39,033,366
                                                                               -------------
        Net investment loss                                                    $  (4,520,781)
                                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $ 185,845,150
    Foreign currency transactions                                                   (290,553)
                                                                               -------------
      Net realized gain on investments and foreign currency transactions       $ 185,554,597
                                                                               -------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $ 623,461,273
    Translation of assets and liabilities in foreign currencies                       (5,428)
                                                                               -------------
      Net unrealized gain on investments and foreign currency translation      $ 623,455,845
                                                                               -------------
        Net realized and unrealized gain on investments and foreign
          currency                                                             $ 809,010,442
                                                                               -------------
          Increase in net assets from operations                               $ 804,489,661
                                                                               =============
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                             1997                      1996
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                 $  (4,520,781)           $      888,631
  Net realized gain on investments and foreign currency
    transactions                                                 185,554,597               109,853,790
  Net unrealized gain on investments and foreign
    currency translation                                         623,455,845               148,650,510
                                                              --------------            --------------
    Increase in net assets from operations                    $  804,489,661            $  259,392,931
                                                              --------------            --------------

Distributions declared to shareholders -
  From net investment income (Class A)                        $     (394,105)           $   (1,746,150)
  From net investment income (Class C)                                (6,127)               --
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (56,495,941)              (33,116,571)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (41,918,137)              (13,804,424)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (9,190,644)               (1,987,076)
  In excess of net investment income (Class A)                    (1,113,029)               --
  In excess of net investment income (Class C)                       (17,305)                   (5,537)
                                                              --------------            --------------
    Total distributions declared to shareholders              $ (109,135,288)           $  (50,659,758)
                                                              --------------            --------------
    Net increase in net assets from Fund share
      transactions                                            $2,056,992,568            $  868,469,394
                                                              --------------            --------------
      Total increase in net assets                            $2,752,346,941            $1,077,202,567

Net assets:
  At beginning of year                                         1,788,840,501               711,637,934
                                                              --------------            --------------
  At end of year (including accumulated undistributed
    net investment income (loss) of $(990,511) and
    $400,233, respectively)                                   $4,541,187,442            $1,788,840,501
                                                              ==============            ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                  1997            1996            1995            1994            1993            1992
-----------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $18.53          $15.61          $12.59          $14.47          $12.18          $11.84
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)              $ 0.04          $ 0.06          $ 0.08          $ 0.02          $ 0.11          $ 0.07
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions                          5.07            3.88            2.99            1.01            3.15            1.27
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 5.11          $ 3.94          $ 3.07          $ 1.03          $ 3.26          $ 1.34
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to
 shareholders -
  From net investment income            $(0.01)         $(0.05)         $(0.02)         $(0.03)         $(0.07)         $ --
  From net realized gain on
    investments and foreign
    currency transactions                (0.92)          (0.97)          (0.03)          (2.87)          (0.90)          (1.00)
  In excess of net investment
    income                               (0.02)           --              --             (0.01)           --              --
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(0.95)         $(1.02)         $(0.05)         $(2.91)         $(0.97)         $(1.00)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $22.69          $18.53          $15.61          $12.59          $14.47          $12.18
                                        ======          ======          ======          ======          ======          ======
Total return(+)                          28.72%          26.54%          24.49%           7.72%          28.87%          11.79%

Ratios (to average net assets)/Supplemental data(S):
  Expenses##                              0.96%           0.91%           0.95%           0.91%           0.90%           0.84%
  Net investment income                   0.18%           0.36%           0.58%           0.14%           0.36%           0.59%
Portfolio turnover                          79%             81%             94%             79%             93%             74%
Average commission rate###             $0.0388         $0.0269        $   --          $   --          $   --          $   --
Net assets at end of period
  (000 omitted)                     $2,201,849        $972,353        $507,784        $318,170        $294,019        $240,366

(+) Total return for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

(S) The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                   --              --        $   0.07        $   0.01            --              --
    Ratios (to average net assets):
      Expenses                              --              --           1.05%            1.01%           --              --
      Net investment income                 --              --           0.48%            0.04%           --              --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                             1991             1990             1989             1988             1987
-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 9.62           $11.49           $10.20           $12.54           $10.42
                                                   ------           ------           ------           ------           ------
Income from investment operations -
  Net investment income                            $ 0.27           $ 0.36           $ 0.39           $ 0.23           $ 0.19
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     2.21            (1.52)            2.30            (2.19)            4.43
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 2.48           $(1.16)          $ 2.69           $(1.96)          $ 4.62
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.26)          $(0.36)          $(0.39)          $(0.24)          $(0.19)
  From net realized gain on investments              --              (0.35)*          (1.01)           (0.14)           (2.31)
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                               $(0.26)          $(0.71)          $(1.40)          $(0.38)          $(2.50)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $11.84           $ 9.62           $11.49           $10.20           $12.54
                                                   ======           ======           ======           ======           ======
Total return(+)                                    25.87%         (12.73)%           26.91%         (15.60)%           44.80%
Ratios (to average net assets)/Supplemental data:
  Expenses                                          0.95%            0.83%            0.88%            0.86%            0.73%
  Net investment income                             2.48%            3.21%            3.48%            2.36%            1.51%
Portfolio turnover                                   177%              79%              99%             116%             101%
Net assets at end of period (000 omitted)        $231,316         $202,377         $251,857         $239,616         $321,050
  * For the year ended September 30, 1990, the per share distribution from paid-in-capital was $0.0009.
(+) Total return for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                             1997             1996             1995             1994           1993**
--------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $18.19           $15.40           $12.50           $14.47           $13.95
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income (loss)                     $(0.10)          $(0.06)          $(0.03)          $(0.08)          $(0.04)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                     4.97             3.82             2.96             1.00             0.56
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 4.87           $ 3.76           $ 2.93           $ 0.92           $ 0.52
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $   --           $   --           $   --+++        $(0.02)             --
  From net realized gain on investments
    and foreign currency transactions               (0.90)           (0.97)           (0.03)           (2.87)             --
                                                   ------           ------           ------           ------            -----
      Total distributions declared to
        shareholders                               $(0.90)          $(0.97)          $(0.03)          $(2.89)          $  --
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $22.16           $18.19           $15.40           $12.50           $14.47
                                                   ======           ======           ======           ======           ======
Total return                                       27.88%           25.59%           23.55%            6.91%            3.73%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.63%            1.66%            1.78%            1.82%            2.33%+
  Net investment income (loss)                    (0.49)%          (0.37)%          (0.21)%          (0.65)%          (0.89)%+
Portfolio turnover                                    79%              81%              94%              79%              93%
Average commission rate###                        $0.0388          $0.0269         $     --          $    --             $ --
Net assets at end of period (000 omitted)      $1,860,130         $680,456         $178,117          $25,672             $447

 ** For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through September
    30, 1993.
  + Annualized.
 ++ Not annualized.
+++ For the year ended September 30, 1995, the per share distribution from net investment income was $0.00003.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                           1997              1996             1995          1994***            1997*
-----------------------------------------------------------------------------------------------------------------------------------
                                              CLASS C                                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $18.22            $15.42           $12.51           $13.18           $18.34
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income (loss)                    $(0.09)           $(0.06)          $(0.02)          $(0.04)          $ 0.07
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    4.96              3.83             2.96             0.62             4.34
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 4.87            $ 3.77           $ 2.94           $ 0.58           $ 4.41
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $   --+++         $   --           $   --           $   --           $   --
  In excess of net investment income                  --+++             --+++            --               --               --
  From net realized gain on investments
    and foreign currency transactions              (0.92)            (0.97)           (0.03)           (1.25)              --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.92)           $(0.97)          $(0.03)          $(1.25)             --
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $22.17            $18.22           $15.42           $12.51           $22.75
                                                  ======            ======           ======           ======           ======
Total return                                      27.87%            25.67%           23.58%            4.43%++         24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.62%             1.67%            1.71%            1.74%+           0.63%+
  Net investment income (loss)                   (0.47)%           (0.38)%          (0.15)%          (0.54)%+           0.51%+
Portfolio turnover                                   79%               81%              94%              79%              79%
Average commission rate###                      $ 0.0388           $0.0269          $                 $               $0.0388
Net assets at end of period (000 omitted)       $459,809          $136,032          $25,737           $4,821          $19,400

  * For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through September 30,
    1997.
*** For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through September 30,
    1994.
  + Annualized.
 ++ Not annualized.
+++ For the year ended September 30, 1997, the per share distribution from net investment income was $0.0004, and for the years ended September 30, 1997 and 1996, the per share distribution in excess of net investment income were $0.0012 and $0.0027, respectively.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended September 30, 1997, $4,660,603 and $1,943,360 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS          BASED ON GROSS INCOME
--------------------------------------------------------------------------------
First $100 million            0.40%  First $2 million            5.0%
Next $400 million             0.32%  Next $8 million             4.0%
In excess of $500 million     0.29%  In excess of $10 million    3.6%

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

               First $1 billion                         0.0150%
               Next $1 billion                          0.0125%
               Next $1 billion                          0.0100%
               In excess of $3 billion                  0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $22,308 for the year ended September 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,307,594 for the year ended September 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $588,484 for the year ended September 30, 1997. Fees incurred under the distribution plan during the year ended September 30, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $152,176 and $147,017 for Class B and Class C shares, respectively, for the year ended September 30, 1997. Fees incurred under the distribution plan during the year ended September 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1997, were $27,929, $1,598,460, and $107,032 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,177,161,173 and $2,326,747,588, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $3,639,664,484
                                                               ==============
Gross unrealized appreciation                                  $  929,674,349
Gross unrealized depreciation                                     (37,112,428)
                                                               --------------
    Net unrealized appreciation                                $  892,561,921
                                                               ==============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                     YEAR ENDED SEPTEMBER 30, 1997         YEAR ENDED SEPTEMBER 30, 1996
                                  --------------------------------    ----------------------------------
                                       SHARES               AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        65,650,680       $1,306,495,417        28,748,439      $  487,826,641
Shares issued to
  shareholders in
  reinvestment of
  distributions                     2,821,097           52,146,730         1,940,972          30,104,947
Shares transferred to Class I        (807,081)         (14,801,865)         --                 --
Shares reacquired                 (23,091,507)        (461,271,501)      (10,737,215)       (180,437,578)
                                  -----------       --------------        ----------      --------------
    Net increase                   44,573,189       $  882,568,781        19,952,196      $  337,494,010
                                  ===========       ==============        ==========      ==============

Class B Shares
                                     YEAR ENDED SEPTEMBER 30, 1997         YEAR ENDED SEPTEMBER 30, 1996
                                  --------------------------------    ----------------------------------
                                       SHARES               AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        54,545,061       $1,060,979,848        29,925,009      $  502,583,896
Shares issued to
  shareholders in
  reinvestment of
  distributions                     1,931,398           35,055,000           788,392          12,070,744
Shares reacquired                  (9,937,744)        (194,950,157)       (4,869,789)        (81,458,430)
                                  -----------       --------------        ----------      --------------
    Net increase                   46,538,715       $  901,084,691        25,843,612      $  433,196,210
                                  ===========       ==============        ==========      ==============

Class C Shares
                                     YEAR ENDED SEPTEMBER 30, 1997         YEAR ENDED SEPTEMBER 30, 1996
                                  --------------------------------    ----------------------------------
                                       SHARES               AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        15,371,511       $  299,397,595         6,609,234      $  111,382,136
Shares issued to
  shareholders in
  reinvestment of
  distributions                       345,098            6,266,936            99,391           1,523,677
Shares reacquired                  (2,445,437)         (48,012,155)         (910,720)        (15,126,639)
                                  -----------       --------------        ----------       -------------
    Net increase                   13,271,172       $  257,652,376         5,797,905       $  97,779,174
                                  ===========       ==============        ==========       =============

Class I Shares
                                   PERIOD ENDED SEPTEMBER 30, 1997*
                                  --------------------------------
                                       SHARES               AMOUNT
------------------------------------------------------------------
Shares sold                           140,144       $    2,789,802
Shares transferred from
  Class A                             807,081           14,801,865
Shares reacquired                     (94,466)          (1,904,947)
                                      -------       --------------
    Net increase                      852,759       $   15,686,720
                                      =======       ==============

*For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through September 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1997, was $28,666.

(7) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1997, the Fund owned the following restricted securities (consisting of 0.39% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                           DATE OF
FUND/DESCRIPTION       ACQUISITION        SHARES          COST           VALUE
--------------------------------------------------------------------------------
Jarvis Hotels PLC  6/21/96-8/12/97     7,234,295   $19,283,864     $17,507,717

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's investments in such securities of these issuers during the year ended September 30, 1997, is set forth below. The Fund had no dispositions of the security and the security paid no distributions during the year ended September 30, 1997.

                                        ACQUISITIONS
                      BEGINNING      ---------------------         ENDING          ENDING
AFFILIATE                SHARES       SHARES          COST         SHARES           VALUE
-------------------------------------------------------------------------------------------
Uromed Corp.          1,351,000      145,800      $650,336      1,496,800      $9,916,300
                                                                               ----------

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series constituting MFS Series Trust V) as of September 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Fund at September 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 31, 1997

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Research Fund

TRUSTEES                                 CUSTODIAN
A. Keith Brodkin* - Chairman and         Investors Bank & Trust Company
President
                                         AUDITORS
Richard B. Bailey* - Private Investor;   Deloitte & Touche LLP
Former Chairman and Director (until
1991), Massachusetts Financial           INVESTOR INFORMATION
Services Company; Director, Cambridge    For MFS stock and bond market
Bancorp; Director, Cambridge Trust       outlooks, call toll free:
Company                                  1-800-637-4458 anytime from a
                                         touch-tone telephone.
Peter G. Harwood - Private Investor
                                         For information on MFS mutual funds,
J. Atwood Ives - Chairman and Chief      call your financial adviser or, for an
Executive Officer, Eastern Enterprises   information kit, call toll free:
                                         1-800-637-2929 any business day from 9
Lawrence T. Perera - Partner, Hemenway   a.m. to 5 p.m. Eastern time (or leave
& Barnes                                 a message anytime).

William J. Poorvu - Adjunct Professor,   INVESTOR SERVICE
Harvard University Graduate School of    MFS Service Center, Inc.
Business Administration                  P.O. Box 2281
                                         Boston, MA 02107-9906
Charles W. Schmidt - Private Investor
                                         For general information, call toll free
Arnold D. Scott* - Senior Executive      1-800-225-2606 any business day from
Vice President, Director and             8 a.m. to 8 p.m. Eastern time.
Secretary, Massachusetts Financial
Services Company                         For service to speech- or
                                         hearing-impaired, call toll free:
Jeffrey L. Shames* - President and       1-800-637-6576 any business day from 9
Director, Massachusetts Financial        a.m. to 5 p.m. Eastern time. (To use
Services Company                         this service, your phone must be
                                         equipped with a Telecommunications
Elaine R. Smith - Independent            Device for the Deaf.)
Consultant
                                         For share prices, account balances,
David B. Stone - Chairman, North         and exchanges, call toll free:
American Management Corp. (investment    1-800-MFS-TALK (1-800-637-8255)
advisers)                                anytime from a touch-tone telephone.

INVESTMENT ADVISER                       WORLD WIDE WEB
Massachusetts Financial Services         www.mfs.com
Company
500 Boylston Street
Boston, MA 02116-3741                    [DALBAR   For the fourth year in a row,
                                         LOGO]    MFS earned a #1 ranking in the
DISTRIBUTOR                                   DALBAR, Inc. Broker/Dealer Survey,
MFS Fund Distributors, Inc.              Main Office Operations Service Quality
500 Boylston Street                      Category. The firm achieved a 3.42
Boston, MA 02116-3741                    overall score on a scale of 1 to 4 in
                                         the 1997 survey. A total of 111 firms
DIRECTOR OF RESEARCH                     responded, offering input on the
Kevin R. Parke*                          quality of service they received from
                                         29 mutual fund companies nationwide.
TREASURER                                The survey contained questions about
W. Thomas London*                        service quality in 11 categories,
                                         including "knowledge of operations
ASSISTANT TREASURERS                     contact," "keeping you informed,"
Mark E. Bradley*                         "ease of doing business" with the firm.
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) RESEARCH                                           --------------
FUND                                                          Bulk Rate
                                                            U.S. Postage
500 Boylston Street                                             Paid
Boston, MA 02116-3741                                           MFS
                                                          --------------
[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MTR-2 11/97 360M  14/214/314/814